UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2021

F.N.B. CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

001-31940				25-1255406
(Commission File Number)				(IRS Employer Identification No.)

One North Shore Center,	12 Federal Street,	Pittsburgh,	PA	15212
(Address of Principal Executive Offices)				(Zip Code)

(800) 555-5455

(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common Stock, par value $0.01 per share	FNB	New York Stock Exchange

Depositary Shares each representing 1/40th interest in a share of Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series E	FNBPrE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective January 3, 2021, David B. Mitchell, II, 63, assumed the position of Chief Wholesale Banking Officer of F.N.B.’s principal subsidiary, First National Bank of Pennsylvania (FNBPA), succeeding former FNBPA Chief Wholesale Banking Officer, Robert M. Moorehead, who retired effective December 31, 2020. As Chief Wholesale Banking Officer, Mr. Mitchell will oversee commercial lines of business and functional areas across FNBPA’s market footprint including Commercial Banking, Capital Markets and the Wealth Management group. Prior to this promotion Mr. Mitchell served as Executive Vice President of FNBPA’s Capital Markets and Specialized Finance Business since January 2018.

Mr. Mitchell joined FNBPA in January 2018 after more than 36 years with The PNC Financial Services Group, Inc (“PNC”). During his tenure with PNC, Mr. Mitchell served in various bank officer positions and most recently in the following leadership roles: Executive Vice President with responsibility over the company’s National Large Corporate, Energy, Metals and Mining businesses (2012-2017) and Executive Vice President, Public Finance, where he led the company’s banking and capital markets activities in the government, higher education and non-profit spaces (2005-2012).

Mr. Mitchell entered into a Change in Control Agreement (“Agreement”) with FNBPA which includes the following terms: payment of two (2) times annual salary following termination after a change of control event; and a two (2) year non-solicitation restrictive covenant following termination of employment. Mr. Mitchell’s base salary and incentive award opportunities under F.N.B.’s Long-Term Incentive Plan and Short-Term Incentive Plan are consistent with those afforded to the former Chief Wholesale Banking Officer Moorehead. A copy of Mr. Mitchell’s Agreement is attached hereto as Exhibit 10.1.

There are no arrangements or understandings between Mr. Mitchell and any other person as it relates to his appointment to the offices referenced above. Mr. Mitchell does not have a family relationship with any member of the Board of Directors of F.N.B. or any executive officer of F.N.B., nor does he have a material direct or indirect interest in any transaction requiring disclosure under Item 404(a) of Regulation S-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit Number	Description
10.1	Change of control agreement between David B. Mitchell, II, and First National Bank of Pennsylvania.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION
(Registrant)

By:	/s/ Vincent J. Calabrese, Jr.
Name:	Vincent J. Calabrese, Jr.
Title:	Chief Financial Officer

Dated: January 7, 2021